Impact of change in accounting policies	6 Months Ended
Jun. 30, 2019
Leases [Abstract]
Impact of change in accounting policies	Impact of change in accounting policies
The new leasing standard (ASU No. 2016-02 ‘Leases’) was issued in February 2016. ASC 842 ‘Leases’ supersedes the requirements in ASC 840 'Leases' and requires that lessees recognize rights and obligations from virtually all leases (other than leases that meet the definition of a short-term lease) on their balance sheets as right-of-use assets with corresponding lease liabilities. The ASU also provides additional guidance on how to classify leases and how to determine the lease term for accounting purposes. In July 2018, the FASB issued ASU No. 2018-11 'Leases (Topic 842): Targeted Improvements', which provides the option to adopt the standard retrospectively for each prior period presented, as initially set out in ASU No. 2016-02, or as of the adoption date with a cumulative-effect adjustment to the opening balance of retained earnings.
ASC 842 became effective for ICON plc with effect from January 1, 2019. ICON adopted the new standard as of January 1, 2019 under the cumulative effect adjustment approach. Under this transition method, the new standard is applied from January 1, 2019 without restatement of comparative period amounts. Results for the three and six months ended June 30, 2018 are therefore presented under the previous leasing accounting principles, ASC 840 'Leases'. Operating lease liabilities and right-of-use assets have been recorded on the Condensed Consolidated Balance Sheet as at January 1, 2019 of $106.5 million.
There is no impact of adopting ASC 842 on opening retained earnings at January 1, 2019.